Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation and amortization. Expenditures for repairs and maintenance are expensed as incurred. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets as follows:

Estimated Useful Life
Transportation equipment	5-20 years
Office furniture and equipment	3-10 years
Leasehold improvements	Shorter of remaining lease term or useful life

Property and equipment, net consisted of the following:

	December 31, 2025	December 31, 2024
Transportation equipment	$309,675	$329,416
Office furniture and equipment	3,418	3,216
Leasehold improvements	2,417	2,328
Construction in progress	236	236
Deposits on transportation equipment	1,725	14,165
	317,471	349,361
Less: Accumulated depreciation	(93,741)	(89,487)
Property and equipment, net	$223,730	$259,874